THIS NON-NEGOTIABLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR SUCH NON-NEGOTIABLE PROMISSORY NOTE UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                                 NON-NEGOTIABLE
                                 --------------
                                 PROMISSORY NOTE
                                 ---------------


PRINCIPAL: $40,000                                                 NEW YORK, NY
INTEREST:  10%                                                    JUNE 14, 2000

                  FOR VALUE RECEIVED, WEALTHHOUND.COM, INC., a Florida corporation with an address of 11 Broadway, New York, NY 10004 (the "Maker", or the "Company"), hereby promises to pay to Atlas Equity Group, Inc., a Florida corporation, having an address at 701 Brickell Avenue, Suite 3120, Miami, FL 33131, (the "Payee"), the aggregate sum of Forty Thousand Dollars ($40,000) (the "Principal Amount"), together with interest as set forth herein (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this "Note"). Interest on the Principal Amount shall accrue at the rate of ten percent (10%) per annum. Such payment shall be made at the address set forth above or at such other place as may be designated from time to time in writing by the Payee.

         1. Payment of Principal and Interest. The Principal Amount together with all interest accruing thereon shall be paid by the Maker to the Payee in a single payment on or before the earliest to occur of (i) six (6) months from the date hereof, (ii) the occurrence of a Sale Transaction (as defined below) or
(iii) the occurrence of an Event of Default (as defined below), such earlier date as may be otherwise provided herein (the "Maturity Date").

         2. Prepayment. The Maker shall have the right to prepay the outstanding Principal Amount of this Note, in whole or in part, at any time and from time to time, without penalty or premium.

         3. Sale Transaction.

            3.1 A "Sale Transaction" shall be deemed to have occurred upon the happening of any of the following events:

                  (a) (i) a merger or consolidation of the Company with or into another issuer; or (ii) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another issuer, or other consideration provided by such issuer or another party to such transaction; and in the case of either (i) or (ii), the Company's shareholders prior to the transaction, do not possess, immediately after such transaction, more than 50% of the voting power of the securities issued and outstanding of any one or more of the following: (x) the Company; (y) such other issuer; or (z) such other constituent party to the transaction; or

                  (b) a sale (other than in the ordinary course of business) of more than 90% of the Company's assets to a third party not an Affiliate of the Company immediately prior to such transaction.

            3.2 As used in this Section 3, the following terms have the meanings set forth below:

                  3.2.1 "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

                  3.2.2 "Person" means an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization, a government or any department or agency thereof or any other entity.

         4. Events of Default. An "Event of Default" shall be deemed to occur upon the happening of any of the following events: (a) the Maker shall fail to make any payment of any principal and interest payable under this Note in the manner or at the time provided for in this Note; (b) the Maker shall default in the payment of principal or interest on any indebtedness for borrowed money (other than the indebtedness represented by this Note) or shall default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which constitutes a default under such instrument or causes or permits any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof); (c) the Maker shall become insolvent (however evidenced) or be unable, or admit in writing its inability, to pay its debts as they mature; (d) the Maker shall make an assignment for the benefit of creditors, or consent to the appointment of a receiver; (e) the commencement of any proceedings by the Maker under any law or statute concerning bankruptcy, arrangement of debt, insolvency or readjustment of debt, or the commencement of any such proceedings without the consent of the Maker and such proceedings shall continue undischarged for a period of sixty
(60) days; or (f) the Maker or its shareholders approve a plan of liquidation for the Maker.

         5. Interest Upon Default. Without limiting any other rights or remedies of the Payee in accordance with this Note or applicable law, in the event of the occurrence of an Event of Default, Payee, at its election, may accelerate and demand immediate payment of the Principal and accrued interest due under this Note and Payee shall be liable for all such amounts.

         6. Representations by Payee. The Payee acknowledges that the Company will rely on the information and on the representations set forth herein, and the undersigned hereby represents, warrants and agrees that:

            6.1 The Payee is an "Accredited Investor", as that term is defined under Section 501(a) of Regulation D under the Act.

            6.2 The Payee has not received any general solicitation or general advertising regarding this Note.

            6.3 The Payee has sufficient knowledge and experience in financial and business matters so that he or it is able to evaluate the merits and risks of accepting this Note as well as substantial experience in previous private and public purchases of securities.

            6.4 The Payee understands that an investment in the Company involves significant risk. The Payee does not require the funds being used to invest in the Company for his liquidity or other needs, possesses the ability to bear the economic risk of holding the this Note indefinitely and can afford a complete loss of its investment in the this Note.

            6.5 The Payee has had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of this Note and the transactions contemplated hereby, as well as the affairs of the Company and related matters. The Payee confirms that he does not desire to receive any further information.

            6.6 The Payee understands that this Note has not been filed with or reviewed by the Commission nor the securities department of any state because of the private or limited nature of this offering as defined by applicable laws, and that this Note has not been registered with the Commission under the Securities Act of 1933, as amended, nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

            6.7 The Payee is a bona fide resident of the state set forth above and further represents that (a) if a corporation, partnership, trust or other form of business organization, it has a principal office within such state; and
(b) if an individual, he has his principal residence in such state.

            6.8 The Payee represents and warrants that the Note is being acquired for investment purposes and not with a view to or for a sale or distribution. The Payee represents that there is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else this Note or any part hereof, and the Payee has no present plans to enter into such contract, undertaking, agreement or arrangement and will neither directly or indirectly seek to assign, transfer or sell the same.

            6.9 The Payee represents and warrants that he understands and will be responsible for all tax consequences resulting from or incident to this Note and understands that acceptance of this Note may involve the imposition of tax based on an original issue discount attributed hereto.

         7. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts or choice of laws thereof. This Note shall not be interpreted or construed with any presumption against the Payee by virtue of the Payee causing this Note to be drafted.

         8. Amendments. No amendment, modification, or waiver of any provision of this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the Payee and the Maker.

         9. Successors And Assigns. This Note shall not be negotiable, transferable or assignable by the Payee without the prior written consent of the Maker whether by operation of law or otherwise. This Note shall be binding upon the Maker and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Payee and its successors and assigns, if any.

         10. Entire Agreement. This Note sets forth the entire agreement and understanding of the Maker and the Payee with respect to the subject matter of this Note.

         11. Waiver of the Right to Trial by Jury. The Maker hereby irrevocably waives the right to trial by jury in any action, suit, claim, counterclaim or other proceeding, whether in contract or tort, at law or in equity, in any manner connected with this note or any transactions contemplated hereunder. The exclusive jurisdiction of any disputes arising hereunder shall be in the federal or state courts of the State of New York in New York County.

         12. Notices. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first Business Day (as hereinafter defined) following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (b) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually delivered to the addressee. Copies may be sent by regular first-class mail, postage prepaid, to such person(s) as a party may direct from time to time by notice to the others, but failure or delay in sending copies shall not affect the validity of any such notice, request, demand or other communication so given to a party. For purposes hereof, "Business Day" shall mean any day during which banks are open for business in New York, New York, other than any Saturday, Sunday or a day on which commercial banks in New York State are authorized or required to close.

                  IN WITNESS WHEREOF, the Maker and Payee have executed this Note as of the date first written above.

MAKER:                                               PAYEE:

WEALTHHOUND.COM, INC.                       ATLAS EQUITY GROUP, INC.


By:   /s/ Michael D. Farkas                   By: /s/ Michael D. Farkas
   ---------------------------------           ------------------------------
   Name:  Michael D. Farkas                    Name:  Michael D. Farkas
   Title: CEO                                  Title: CEO